Second Quarter 2025 EARNINGS PRESENTATION July 31 | 2025

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “develop,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify, complete and integrate acquisitions that complement and expand the Company’s business capabilities and realize cost savings, synergies or other anticipated benefits of newly acquired businesses, or that even if realized, such benefits may take longer to realize than expected; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the Transactions, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s ability to establish and maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions (such as the ongoing military conflicts between Russia and Ukraine and in the Middle East), terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non-GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. 2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. 4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition- related expenses, and non-recurring items, and subject to the anti-dilution rules. 5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. 6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Reiterating Full-Year 2025 Outlook ~ 8% Total Net Revenue Growth $410M - $460M Adjusted EBITDA > 45% EBITDA Conversion on Free Cash Flow $0.75 - $0.88 In Adjusted Earnings Per Share Note: Guidance as of 07/31/2025. The Company has excluded a quantitative reconciliation with respect to the Company’s 2025 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue ex. Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

SECOND QUARTER HIGHLIGHTS

NET REVENUE: $598M | NET LEVERAGE RATIO: 3.18x | ADJ. EBITDA: $93M

Accelerating GROWTH

Total Net Revenue growth of 8% year-over-year to $598M

Total Net Revenue growth ex. Advocacy of **10%**, a major improvement versus the 0.1% growth in 2Q24, driven by continued strong Total Net Revenue ex. Advocacy growth of **12%** in Digital Transformation, **8%** in Creativity & Communications, and **38%** in The Marketing Cloud

1H25 Organic Net Revenue ex. Advocacy growth of **3%**, stronger than the 1% decline in the prior year period

Record-Breaking NEW BUSINESS

$117M of net new business in 2Q25, bringing LTM to $451M

Secured multiple high profile new customer wins and expansions with leading companies including **Samsung**, **New Balance, ServiceNow** and **Volkswagen**

The total number of wins increased **104%** YoY with **34** wins in excess of $1M

Top 25 customers now average approximately **$28M** in annual net revenue

Improving CASH & COSTS

1H25 Cash Flow from Operations improved $122M versus 1H24

Actioned **$20M** of annualized cost savings YTD through Back-Office, Technology & Real Estate consolidation initiatives

Successfully implemented **Stagwell Content Supply Chain** technology at **six high priority agencies**, focus shifting to actioning cost savings with positive adjusted EBITDA impact expected to start in 3Q25

Ahead of schedule to deliver $80-$100M of cost savings by YE26 as announced at Investor Day

Advancing THE BUSINESS

Deployed first versions of The Machine and Content Supply Chain

Centralized our media buy offering with **Stagwell Media Platform,** ensuring agencies across our network can take full advantage of global solutions

Launched **Unreasonable Studios**, our award-winning, in-house production and content creative company partnering with brands like Google, Starbucks, HOKA, and Marriott

Closed acquisitions of **ADK Global**, completing our APAC full-service offering, and **JetFuel**, an experiential marketing and retail shopper agency joining TEAM

Elevated **four senior leaders** to new positions, including Ryan Greene to Chief Financial Officer & Jason Reid to Chief Strategy Officer

STAGWELL
TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net Revenue $ 598,129 $ 554,392 $ 1,162,316 $ 1,086,846 Billable Costs 108,689 116,776 196,242 254,381 Revenue $ 706,818 $ 671,168 $ 1,358,558 $ 1,341,227 Billable Costs 108,689 116,776 196,242 254,381 Staff costs 381,270 355,349 749,532 697,506 Administrative costs 75,874 69,534 150,983 136,697 Unbillable and other costs, net 48,130 43,406 88,364 76,224 Adjusted EBITDA $ 92,855 $ 86,103 $ 173,437 $ 176,419 Stock-based compensation 19,954 5,875 31,497 21,991 Depreciation and amortization 41,369 42,001 83,375 76,837 Deferred acquisition consideration (3,220) 7,236 3,437 7,390 Impairment and other losses - 215 - 1,715 Other items, net 11,580 8,869 13,671 20,725 Operating income $ 23,172 $ 21,907 $ 41,457 $ 47,761 Adjusted EBITDA margin (on net revenue) 15.5% 15.5% 14.9% 16.2% 6 $ in Thousands

2 Q 2 5 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended June 30, 2025 Six Months Ended June 30, 2025 Net Revenue Change Net Revenue Change June 30, 2024 $ 554,392 $ 1,086,846 Organic revenue 3,334 0.6% 5,947 0.5% Acquisitions (divestitures), net 37,152 6.7% 68,689 6.3% Foreign currency 3,251 0.6% 834 0.1% Total Change $ 43,737 7.9% $ 75,470 6.9% Jun3 30, 2025 $ 598,129 $ 1,162,316 7 $ in Thousands

77.7% 6.1% 16.2% 2 Q 2 5 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 2Q Organic Growth Y/Y 8 % OF NET REVENUE Geography 2Q25 1H25 United States (0.2)% (1.1)% United Kingdom (7.7)% (5.4)% Other 10.1% 14.9% TOTAL 0.6% 0.5% TOTAL EX-ADVOCACY 2.0% 2.6%

GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

	Stagwell	*Affiliates*
COUNTRIES	45+	50+
EMPLOYEES	11K+	17K+

Note: As of June 30, 2025. Countries listed represent a subset of locations.

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OUR PRINCIPAL CAPABILITIES

1 **The Marketing Cloud Group**
SaaS and DaaS Tools for the Modern Marketer

2 **Digital Transformation**
Building & Designing Digital Platforms & Technology

3 **Performance Media & Data**
Addressable on a Global Scale

4 **Consumer Insights & Strategy**
Tracking Across the Entire Consumer Journey

5 **Creativity & Communications**
Blue-Chip Customer Base


DIGITAL REVENUE
52%
2Q25

STAGWELL
TRANSFORMING MARKETING

Notes: Digital Revenue Percentage is percentage of Total Net Revenue from Stagwell Marketing Cloud Group, Digital Transformation, Performance Media & Data, and Consumer Insights & Strategy capabilities

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N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 2Q 1H Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth The Marketing Cloud Group (6.1)% 28.0% 5.2% 41.4% Digital Transformation 1.4% 5.7% 4.8% 6.8% Performance Media & Data (1.6)% 1.2% (5.6)% (4.5)% Consumer Insights & Strategy 5.7% 6.0% 6.7% 6.8% Creativity & Communications 1.6% 7.9% 1.0% 7.6% TOTAL 0.6% 7.9% 0.5% 6.9% PRIOR YEAR 1.2% 1.7% 1.5% 1.9% TOTAL EX-ADVOCACY 2.0% 9.9% 2.6% 9.5% PRIOR YEAR (0.5)% 0.1% (0.8)% (0.4)% % OF NET REVENUE 2Q 11% 18% 18% 8% 44%

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. **TMC includes Apollo, Around, CUE, Data2Brands, Epicenter, Leaders, Maru, Prophet, QR Code, Smart Assets, Stagwell Cloud, Unicepta Principal Capability 2Q25 1H25 The Marketing Cloud Group (79.6)% (205.9)% Digital Transformation 10.3% 20.1% Performance Media & Data (15.9)% (40.2)% Consumer Insights & Strategy 26.9% 12.1% Creativity & Communications 11.1% 10.0% TOTAL 7.8% (1.7)% TOTAL EX-ADVOCACY 23.3% 9.5% TOTAL EX-ADVOCACY EX-TMC** 21.4% 8.8% % OF ADJ. EBITDA* 2Q Adj. EBITDA* Growth Y/Y 0% 26% 10% 13% 50%

Three Months Ended, Six Months Ended, June 30, 2025 June 30, 2024 % Change June 30, 2025 June 30, 2024 % Change Total Revenue $707 $671 5.3% $1,359 $1,341 1.3% Advocacy Revenue 56 72 (22.2)% 98 137 (28.5)% Total Ex Advocacy 651 599 8.6% 1,261 1,204 4.7% Three Months Ended, Six Months Ended, June 30, 2025 June 30, 2024 % Change June 30, 2025 June 30, 2024 % Change Total Net Revenue $598 $554 7.9% $1,162 $1,087 6.9% Advocacy Net Revenue 38 44 (13.6)% 67 87 (23.0)% Total Ex Advocacy 560 510 9.9% 1,095 1,000 9.5% Three Months Ended, Six Months Ended, June 30, 2025 June 30, 2024 % Change June 30, 2025 June 30, 2024 % Change Total Adj. EBITDA $93 $86 7.8% $173 $176 (1.7)% Advocacy Adj. EBITDA 13 21 (38.1)% 18 34 (47.1)% Total Ex Advocacy 80 65 23.3% 156 142 9.5% E X - A D V O C A C Y R E V E N U E , N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 13 REVENUE

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 2Q25 $117M LTM $451M Avg. Net Revenue 2Q25 $7.1M

STAGWELL MARKETING CLOUD GROUP

Net Revenue[1]


$52M
$66M
2Q24
2Q25

$ in Millions	Net Revenue	Adj. EBITDA Margin
Advanced Media Platforms	$36.3	7.0%
Stagwell Marketing Cloud	$29.9	(7.5)%
TOTAL	**$66.3**	**0.4%**
GROWTH (y/y)	**28.0%**	

1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups. In Millions. Numbers may not foot due to rounding.

STAGWELL TRANSFORMING MARKETING

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16 LIQUIDITY Available Liquidity (as of 06/30/2025) Commitment Under Credit Facility $ 750 Drawn 377 Letters of Credit 15 Undrawn Commitments Under Facility $ 358 Total Cash & Cash Equivalents 181 Total Available Liquidity $ 539 $ in Millions Note: Numbers may not foot due to rounding.

17 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs DAC DECREASED BY $10M FROM FY24 YEAR-END BALANCE Numbers may not foot due to rounding. $102M $92M 4Q24 2Q25

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended June 30, 2025 Six Months Ended June 30, 2025 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income (loss) attributable to Stagwell Inc. common shareholders $ (5,261) $ 50,331 $ 45,070 $ (8,178) $ 93,283 $ 85,105 Net loss attributable to Class C Shareholders - - - (6,637) - (6,637) Net income (loss) – diluted EPS $ (5,261) $ 50,331 $ 45,070 $ (14,815) $ 93,283 $ 78,468 Weighted average number of common shares outstanding (diluted) 260,774 7,550 268,324 186,843 8,506 195,349 Weighted average number of common class C shares outstanding (diluted) - - - 78,757 - 78,757 Weighted average number of shares outstanding 260,774 7,550 268,324 265,600 8,506 274,106 Adjusted earnings per share (diluted) $ (0.02) $ 0.17 $ (0.06) $ 0.29 Adjustments to net income (loss) Amortization expense $ 35,593 $ 68,574 Impairment and other losses - - Stock-based compensation 19,954 31,497 Deferred acquisition consideration (3,220) 3,437 Other items, net 11,580 13,671 Total add-backs 63,907 117,179 Adjusted tax expense (13,576) (23,896) $ 50,331 $ 93,283 18 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

GAAP CONSOLIDATED OPERATING PERFORMANCE

$ and Shares in Thousands	Three Months Ended June 30, 2025	Three Months Ended June 30, 2024	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Revenue	$ 706,818	$ 671,168	$ 1,358,558	$ 1,341,227
Cost of services	459,216	438,912	871,303	883,438
Office & general expenses	183,061	168,133	362,423	331,476
Depreciation & amortization	41,369	42,001	83,375	76,837
Impairment & other losses	-	215	-	1,715
Total operating expenses	$ 683,646	$ 649,261	$ 1,371,101	$ 1,293,466
Operating income (Loss)	$ 23,172	$ 21,907	$ 41,457	$ 47,761
Interest expense, net	(23,455)	(23,533)	(46,811)	(44,498)
Foreign exchange, net	(1,338)	(1,355)	(118)	(3,613)
Other, net	(360)	193	(111)	(1,074)
Other income (expenses)	$ (25,153)	$ (24,695)	$ (47,040)	$ (49,185)
Loss before income taxes and equity in earnings of non-consolidated affiliates	(1,981)	(2,788)	(5,583)	(1,424)
Income tax expense	2,673	1,165	4,395	3,750
Loss before equity in earnings of non-consolidated affiliates	$ (4,654)	$ (3,953)	$ (9,978)	$ (5,174)
Equity in income (loss) of non-consolidated affiliates	20	(1)	19	507
Net loss	$ (4,634)	(3,954)	$ (9,959)	$ (4,667)
Net (income) loss attributable to non-controlling & redeemable non-controlling interests	(627)	989	1,781	420
Net loss attributable to Stagwell Inc. common shareholders	$ (5,261)	$ (2,965)	$ (8,178)	$ (4,247)
Loss Per Share				
Basic	$ (0.02)	$ (0.03)	$ (0.04)	$ (0.04)
Diluted	$ (0.02)	$ (0.03)	$ (0.06)	$ (0.04)
Weighted Average Number of Shares Outstanding				
Basic	260,774	113,484	186,843	113,059
Diluted	260,774	113,484	265,600	113,059

STAGWELL
TRANSFORMING MARKETING

Note: Numbers may not foot due to rounding.

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CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 6/30/2025)*

Revolving Credit Facility	$ 377
Bonds	1,100
NCI[1]	22
DAC[2]	92
RNCI[3]	30
Less: Investments[4]	16
Less: Cash	181
TOTAL NET DEBT & DEBT-LIKE	**$ 1,424**

Share Count[5] *(Thousands, as of 7/24/2025)*

Class A	258,703
Class C (equal voting & economic rights to Class A)	-
Share-based awards[6]	12,316
DILUTED	**271,019**

1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. A portion of the DAC will be paid with approximately 7.5m shares assuming conversion as of 6/30/25.
3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
4. Non-consolidated investments
5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 7/24/2025 would be 258.7m Class A shares, 7.5m shares to settle DAC and 12.3m share-based awards, for a total of 278.5m shares outstanding.
6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method.

STAGWELL
TRANSFORMING MARKETING

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APPLYING A PROVEN PLAYBOOK
to scale The Marketing Cloud Group

Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell


1
2
3
4

Digital Services

Digital Transformation
Building Digital Platforms & Consumer Experiences

Performance Media & Data
Integrated Omnichannel Media, Data & E-Commerce

Consumer Insights & Strategy
Tracking Across the Consumer Journey

Creativity & Communications
Blue-Chip Customer Base

Technology

Advanced Media Platforms
Proprietary & Premium Owned Media Channels

Media Studio
Solution for Modern Media Planners and Buyers

Harris Quest Research
Market Research Products by The Harris Poll

PRophet Comms Tech
AI-Driven Platform for Modern Communicators

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22 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team THE MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

23 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

24 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

25 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

26 THE MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com